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                                                                EXHIBIT 10(F)(3)

                           IMPERIAL HOLLY CORPORATION
               BENEFIT RESTORATION AGREEMENTS BETWEEN THE COMPANY
                          AND CERTAIN OF ITS OFFICERS

NAME                                   TITLE
I. H. Kempner, III-------------------  Chairman of the Board
J. C. Kempner------------------------  President, Chief Executive Officer and
                                         Chief Financial Officer
A. M. Bartolo------------------------  Executive Vice President and
                                         Chief Operating Officer
R. W. Hill---------------------------  Executive Vice President
Harry J. Smith-----------------------  Executive Vice President
W. F. Schwer-------------------------  Senior Vice President, Secretary and
                                         General Counsel
R. E. Henderson----------------------  Vice President and Treasurer
J. R. Skiles-------------------------  Vice President, Distribution